SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                 CURRENT REPORT UNDER TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): March 23, 1998
                        Commission File Number: 0-25386


                               FX ENERGY, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                  NEVADA                            87-0504461
      ------------------------------           --------------------
     (State or other jurisdiction of              (IRS Employer
      incorporation or organization)           Identification No.)



           3006 HIGHLAND DRIVE
                SUITE 206
           SALT LAKE CITY, UTAH                       84106
      ------------------------------           --------------------
     (Address of Principal Executive                (Zip Code)
                  Offices)

              Registrant's Telephone Number, including Area Code:
                               (801) 486-5555



                                    N/A
     (Former name, former address, and formal fiscal year, if changed since last report)

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                             ITEM 5.  OTHER EVENTS
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FX Energy, Inc., announced on March 23, 1998, that an option agreement had been signed between FX Energy, the Polish Oil and Gas Company (POGC) and Apache Corporation whereby POGC will have the right to participate as a one-third partner in the Company's 1.4 million acre Western Carpathian concession by paying its proportionate share of the costs of exploration and development. The agreement also grants the option for FX and Apache to participate on the same terms in POGC concessions covering approximately 1.5 million acres located within the previously announced Joint Study Area in the central Carpathians of
southern Poland.   FX Energy also granted an option to POGC and Apache to
participate in a new 1.7 million acre Carpathian area on which it recently made application. The total 4.6 million acres of concessions within the Carpathians are divided into 1,000 square kilometer blocks. Each company will have the right to participate on a "block by block" basis.

The three companies have a similar option agreement on approximately 5.6 million acres in the Lublin Basin where FX and Apache currently have a seismic acquisition program underway with two exploration wells to begin drilling prior to June 30, 1998.

FX Energy explores for oil and gas in Poland where it also has exploration rights to the Baltic and Pomeranian concessions. The Pomeranian concession has previously been referred to as the Northwest concession.

Apache Corporation is a large oil and gas independent with operations in North America, Egypt, Western Australia, Poland, People's Republic of China, Indonesia and Cote d'Ivoire. Its shares are traded on the New York and Chicago stock exchanges.

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                   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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      The following is filed as an exhibit to this report:

            SEC
Item No.  Reference #     Title of Document

10          10.01        Option Agreement dated March 5, 1998,
                         effective as of April 16, 1997,
                         between FX Energy, Inc., Apache
                         Overseas, Inc., and POGC, relating
                         to the Company's Carpathian Area
                         Concessions.



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                                   SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 9, 1998                  FX ENERGY, INC.



                                      By: /s/ Scott J. Duncan, Vice President